                                                                    EXHIBIT 21.2


                        WFS FINANCIAL 1997-A OWNER TRUST
                           Distribution Date Statement
               for Master Service Report Date of November 30, 1997
                   for Distribution Date of December 20, 1997

=======================================================================================================================
                  ORIGINAL        BEGINNING                                         PRIOR       CURRENT
                 PRINCIPAL      OUTSTANDING                       ACCELERATED   PRINCIPAL     PRINCIPAL
                   BALANCE        PRINCIPAL          PRINCIPAL      PRINCIPAL   CARRYOVER     CARRYOVER     PRINCIPAL
    CLASSES                         BALANCE      DISTRIBUTABLE        PORTION   SHORTFALL     SHORTFALL  DISTRIBUTION
=======================================================================================================================
    A-1        105,000,000.00     8,984,476.97    8,984,476.97           0.00     0.00          0.00     8,984,476.97

    A-2        115,000,000.00   115,000,000.00   33,473,789.14   1,968,638.05     0.00          0.00    35,442,427.19

    A-3        180,000,000.00   180,000,000.00            0.00           0.00     0.00          0.00             0.00

    A-4         55,000,000.00    55,000,000.00            0.00           0.00     0.00          0.00             0.00

Certificate     45,000,000.00    45,000,000.00            0.00           0.00     0.00          0.00             0.00

=======================================================================================================================
      TOTAL    500,000,000.00   403,984,476.97 42,458,266.11  1,968,638.05     0.00             0.00    44,426,904.16
=======================================================================================================================

============================================
                    REMAINING          TOTAL
                  OUTSTANDING      PRINCIPAL
                    PRINCIPAL   AND INTEREST
    CLASSES           BALANCE   DISTRIBUTION
=============================================
    A-1                  0.00   9,112,338.56

    A-2         79,557,572.81  37,210,552.19

    A-3        180,000,000.00   2,925,000.00

    A-4         55,000,000.00     928,125.00

Certificate     45,000,000.00     770,625.00

============================================
      TOTAL    359,557,572.81  50,946,640.75
============================================


====================================================================================
                                                  PRIOR      CURRENT
                                               INTEREST      INTEREST
       NOTE       INTEREST     CALCULATED     CARRYOVER     CARRYOVER    INTEREST
    CLASSES           RATE       INTEREST     SHORTFALL     SHORTFALL   DISTRIBUTION
======================================================================================
    A-1             5.63%      127,861.59       0.00          0.00       127,861.59

    A-2             6.15%    1,768,125.00       0.00          0.00     1,768,125.00

    A-3             6.50%    2,925,000.00       0.00          0.00     2,925,000.00

    A-4             6.75%      928,125.00       0.00          0.00       928,125.00

Certificate         6.85%      770,625.00       0.00          0.00       770,625.00

   TOTAL                     6,519,736.59       0.00          0.00     6,519,736.59


===============================
DEFICIENCY             POLICY
     CLAIM              CLAIM
    AMOUNT             AMOUNT
===============================
 0.00                    0.00

 0.00                    0.00

 0.00                    0.00

 0.00                    0.00

 0.00                    0.00

 =============================

  0.00                  0.00
 =============================

Note Percentage       100.00%

Certificate Percentage  0.00%

                        WFS FINANCIAL 1997-A OWNER TRUST
                          Distribution Date Statement
              for Master Service Report Date of November 30, 1997
                   for Distribution Date of December 20, 1997

     COLLECTIONS
                                                                                                              DOLLARS
     Payments received                                                                                              51,821,636.07

           Plus:
                 Servicer Advances                                                                  1,886,338.07
                 Reimbursement of holds                                                               619,974.89
                                                                                                   -------------
                                                                                                                     2,506,312.96
           Less:
                 Reimbursement Advances                                                            (1,341,628.63)
                 Funds deposited in Holds Account                                                    (597,886.70)
                                                                                                   -------------
                                                                                                                    (1,939,515.33)
                                                                                                                    -------------


     Total Funds Available for Distribution                                                                         52,388,433.70
                                                                                                                    =============


     DISTRIBUTIONS

          Servicing Fee                                                                               984,320.00
          Trustee and Other Fees                                                                      164,413.79
          Other Miscellaneous Payments                                                                206,438.90
                                                                                                   -------------
                                                                                                                     1,355,172.69

          Note Interest Distributable Amount - Class A-1                          127,861.59
          Note Interest Distributable Amount - Class A-2                        1,768,125.00
          Note Interest Distributable Amount - Class A-3                        2,925,000.00
          Note Interest Distributable Amount - Class A-4                          928,125.00
                                                                               -------------

              Total Note Interest Distributable Amount                          5,749,111.59

          Certificate Interest Distributable Amount                               770,625.00
                                                                               -------------

     Total Interest Distribution                                                                    6,519,736.59


          Note Principal Distributable Amount - Class A-1 thru A-3             44,426,904.16

          Note Principal Distributable Amount - Class A-4                               0.00

          Certificate Principal Distributable Amount                                    0.00
                                                                               -------------

     Total Principal Distribution                                                                  44,426,904.16
                                                                                                   -------------

     Total Principal and Interest Distribution                                                                      50,946,640.75

          Spread Account Deposit                                                                                        86,620.26


     Total Distributions                                                                                            52,388,433.70
                                                                                                                   ==============

                        WFS FINANCIAL 1997-A OWNER TRUST
                           Distribution Date Statement
               for Master Service Report Date of November 30, 1997
                   for Distribution Date of December 20, 1997




     PORTFOLIO DATA:

                                                                        # of loans
           Beginning Security Balance                                             38,720                          403,984,476.97

            Less: Scheduled Principal Balance                                          0          18,209,787.48
                  Accelerated Principal Portion                                        0           1,968,638.05
                  Full Prepayments                                                 1,820          15,669,386.57
                  Partial Prepayments                                                  0                   0.00
                  Liquidations                                                       883           8,579,092.06
                                                                                                  -------------
                                                                                                                  44,426,904.16
                                                                                                                 --------------
           Ending Security Balance                                               36,017                          359,557,572.81

     OTHER RELATED INFORMATION:

     Modified Accounts:
          Principal Balance                                                                               0.00%            0.00
          Scheduled Balance                                                                               0.00%            0.00

     Servicer Advances
          Beginning Unreimbursed Advances:                                                        1,954,580.49
          New Advances                                                                            1,886,338.07
          Advances Reimbursed                                                                    (1,341,628.63)
                                                                                                 -------------
          Ending Unreimbursed Advances:                                                                            2,499,289.93

     Holding Account:
          Beginning Balance                                                                         833,584.29
          Funds Deposited                                                                           597,886.70
          Withdrawal to Collection Account                                                         (619,974.89)
                                                                                                 -------------
          Ending Balance                                                                                             811,496.10

     Net Charge-Off Data:                                               # of loans
          Charge-Offs                                                              1732          10,101,160.53
          Recoveries                                                                760           1,578,633.25
                                                                                                 -------------
          Net Charge-Offs                                                           972                            8,522,527.28

     Delinquencies (P&I):                                               # of loans
           30-59 Days                                                               550           5,188,733.26
           60-89 Days                                                               223           2,222,529.72
           90-119 Days                                                              108           1,153,046.76
           120-149 Days                                                               3              27,175.81
           150 days and over                                                          0                   0.00


     Repossessions                                                                  178           1,226,788.65

     Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or 9.01 of
       the Sale and Servicing Agreement)                                              0                                  0.00

     Charge-Off Percentage                                                                                               5.21%
     Delinquency Percentage                                                                                              1.14%

     WAC                                                                                                              15.4088%
     WAM                                                                                                               49.260

                        WFS FINANCIAL 1997-A OWNER TRUST
                              Officer's Certificate
               for Master Service Report Date of November 30, 1997
                   for Distribution Date of December 20, 1997


Detailed Reporting

   See Schedule F




WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of November 30, 1997 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 1997.



                                                  /s/  LEE A. WHATCOTT
                                                  -------------------------
                                                  Lee A. Whatcott
                                                  Executive Vice President
                                                  Chief Financial Officer




                                                  /s/  MARK OLSON
                                                  -------------------------
                                                  Mark Olson
                                                  Senior Vice President
                                                  Controller

                        WFS FINANCIAL 1997-A OWNER TRUST
                           Distribution Date Statement
               for Master Service Report Date of November 30, 1997
                   for Distribution Date of December 20, 1997




     SPREAD ACCOUNT


          Funded Amount:

                 Beginning Balance                                             18,010,697.21
                 Deposits                                                          86,620.26
                 Reductions                                                             0.00
                                                                               -------------
                 Ending Balance                                                                 18,097,317.47



          Overcollateralization Amount:

                 Beginning Balance                                              4,604,201.49
                 Additions                                                      1,968,638.05
                                                                               -------------
                 Ending Balance                                                 6,572,839.54

                 Current Holding Account Balance                                  811,496.10

                 Total Overcollateralization Amount                                              7,384,335.64


          Total Spread Account                                                                  25,481,653.11






          Spread Account Initial Deposit:

                 Beginning Balance                                             15,000,000.00
                 Repyaments                                                             0.00
                                                                               -------------
                 Ending Balance                                                                 15,000,000.00